UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2022
Richmond Mutual Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38956	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 962-2581
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Items to be Included in this Report
ITEM 5.07.    Submission of Matters to a Vote of Security Holders
Richmond Mutual Bancorporation, Inc. (the “Company”) held its annual meeting of shareholders on May 18, 2022. Holders of record of the Registrant’s common stock at the close of business on March 25, 2022, were entitled to vote on two proposals at the annual meeting. The final voting results of each proposal are set forth below.
Proposal 1 - Election of Directors
The Company’s shareholders approved the election of Garry D. Kleer, E. Michael Blum and Harold T. Hanley, III, as directors of the Company each for a three-year term to expire in the year 2025.

	For	Withheld	Broker Non-Vote
Garry D. Kleer	6,349,629	623,089	2,534,556
E. Michael Blum	5,567,594	1,405,124	2,534,556
Harold T. Hanley, III	6,269,848	702,870	2,534,556
Proposal 2 - Ratification of Independent Registered Public Accounting Firm
The Company’s shareholders approved the ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Number of Votes
For	9,311,497
Against	95,574
Abstain	100,203

ITEM 8.01.    Other Events
On May 18, 2022, Richmond Mutual Bancorporation, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the declaration of a cash dividend on the Company’s common stock of $0.10 per share, payable on June 16, 2022 to stockholders of record as of June 2, 2022.

ITEM 9.01.     Financial Statements and Other Exhibits

(d)	Exhibits

99.1	Press release dated May 18, 2022 announcing the declaration of a cash dividend.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION, INC.

Date: May 18, 2022	By:	/s/Donald A. Benziger
Donald A. Benziger
Executive Vice President and CFO